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                                                                  EXHIBIT 10.21


                                               Confidential Treatment requested
                                              for information omitted and filed
                                                       separately with the SEC.

                               LICENSE AGREEMENT

THIS AGREEMENT is made on the 9th day of June, 1997, between Nitto Boseki Co., Ltd., a corporation organized under the laws of Japan, having its principal place of business at 5-5, Nihombashi Tomizawacho, Chuo-ku, Tokyo 103, Japan (hereinafter called "Nittobo"), and GelTex Pharmaceuticals, Inc., a corporation organized under the laws of the State of Delaware, U.S.A., having its principal place of business at 303 Bear Hill Road, Waltham, Massachusetts 02154, U.S.A. (hereinafter called "GelTex").

        WHEREAS:

A.      Nittobo developed and possesses process Patents for *******



B. GelTex has developed certain medicines named RenaGel and CholestaGel which are produced from ***** as starting material, and wishes to have manufacturing license right from Nittobo for producing ***** for pharmaceutical purposes.

C. Nittobo is willing to grant a license to GelTex in accordance with the terms and conditions provided hereunder.

NOW, THEREFORE, in consideration for the mutual promises and obligations expressed herein, the parties agree as follows.

Article 1  DEFINITIONS

1.1     ******** shall mean ********



1.2     ******** shall mean ********


* Confidential Treatment requested for information omitted and filed separately with the SEC.



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        and known as Nittobo's ********* manufactured in accordance with the
        Licensed Patents.

1.3 "RenaGel" shall mean ********** used for the treatment of hyperphosphatemia.

1.4 "CholestaGel" shall mean ********* used for the treatment of hypercholesterolemia.

1.5 "*****" shall mean ******** material to be manufactured as an intermediate to the GelTex Product hereunder.

1.6     "GelTex Product" shall mean RenaGel and CholestaGel.

1.7 "Licensed Patents" shall mean ********* and their corresponding patents registered in all countries as described in Annex I (List of the Licensed Patents) attached hereto, together with any divisions, continuations or continuations-in-part thereof.

1.8 "Know-How" shall mean trade secret and confidential information held by Nittobo which are useful for manufacture of **** and are actually employed by Nittobo for its commercial production. For the purpose of this Agreement, GelTex shall have no objection to include those confidential informations Nittobo has provided to GelTex during the course of negotiation of the sale of **** to GelTex.

1.9 "Territory" shall mean all the countries other than Japan, South Korea, Republic of China (Taiwan), People's Republic of China, Singapore, Malaysia, India, Thailand, Vietnam, Indonesia, Philippines, New Zealand and Australia. (such countries to be referred to as the "Chugai Territory")

* Confidential Treatment requested for information omitted and filed separately with the SEC.



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Article 2  GRANT OF LICENSE

2.1 Nittobo hereby grants to GelTex a non-exclusive license under the Licensed Patents and the Know-How to manufacture and sell ****** in the Territory for the sole purpose of (i) using ****** as the starting material of GelTex Products to be sold in the Territory, and (ii) using ********** as the starting material for RenaGel to be manufactured by Dow or Abbott and sold by Chugai in the Chugai Territory, if Chugai requires ****** and if only Nittobo does not sell such ****** to Chugai. Provided however that GelTex will use best efforts to arrange for its contract manufacturers of RenaGel to purchase ***** from Nittobo for the exclusive use of Chugai, if and when Nittobo becomes ready and wants to provide ***** to said GelTex contract manufacturers and if Chungai so desires.


2.2 The license hereunder shall be non transferable, and GelTex shall have no right to sublicense any other party without having Nittobo's prior written approval, provided, however, that such approval shall not be unreasonably withheld, and that GelTex shall be allowed to sublicense to The Dow Chemical Company, Chemie Linz and/or Salsbury Chemical for manufacture of ***** to be used in the manufacture of GelTex Products.

2.3 GelTex shall guarantee that the sublicensees of GelTex hereunder shall have the same obligations to Nittobo as GelTex shall owe to Nittobo hereunder, and shall submit to Nittobo a written consent of said sublicensee(s) that they shall agree to the terms and conditions of this Agreement and shall have obligation to be bound by this Agreement.

2.4 GelTex shall expressly agree that GelTex and its approved sublicensees shall have no right to make use of ***** for any other purposes than manufacturing RenaGel and CholestaGel.

Article 3  TRANSFER OF TECHNOLOGY

3.1     Within three (3) months of receipt of the first Initial Payment under

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        Article 4.1.1, Nittobo will provide the Know-How to GelTex in the form of documents, drawings and explanations. Within one month from receipt of the Know-How, GelTex shall specify those information to Nittobo, which fall in Article 5.3 together with written evidence to support the same.

3.2 GelTex employees or employees of GelTex's sublicensees who are designated by GelTex and accepted by Nittobo, but not exceeding six people, will be sent to Nittobo's plant in Japan up to seven (7) working days to learn the process of making **** including the Know-How. The specification of **** shall be as described in Annex II attached hereto.

        If reasonably requested by GelTex, Nittobo will dispatch its personnel to GelTex or to its sublicensee for up to thirty (30) man-days to assist GelTex or such sublicensee in setting up and implementing the Know-How.

3.4 All reasonable costs and expenses associated with transfer of the Know-How shall be paid by GelTex to Nittobo upon presentation by Nittobo of invoices properly documenting any such costs and expenses, and GelTex shall reimburse Nittobo for all Nittobo's assistance requested by GelTex at a rate of US$ 800 per person per working day, plus round trip business class air fare, traveling, accommodation, subsistence and communication expenses while Nittobo's employee is assisting GelTex or its sublicensee with respect to the Know-How. In addition, it is GelTex's obligation to prepare a translator while GelTex's or its sublicensee's employees are in Japan or Nittobo's employee is in USA, or sublicensee's country.

Article 4  ROYALTIES

4.1 In consideration of the license granted hereunder, GelTex shall make the following payments to Nittobo:

        4.1.1   Upon execution of this Agreement, the first Initial Payment of
                ****

        4.1.2   On the first and second anniversaries of the execution of this







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                Agreement, a payment of *****, respectively.


        4.1.3 During the period any of the Licensed Patents is in effect in any area in the Territory;

                (i)     *****






                (ii)    *****





                (iii)   *****










        4.1.4 After all the Licensed Patents expire in all areas in the Territory in consideration of the Know-How license hereunder;

                (i)    *****



                (ii)   *****





4.2 GelTex and its approved sublicensees shall keep true records relating to manufacture and sales of **** in sufficient detail to enable the royalties payable to be determined, and shall twice per calendar year during





* Confidential Treatment Requested for information omitted and filed separately
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        normal business hours permit accountants and personnel appointed by
        Nittobo to inspect such records and make copies thereof.

4.3 The royalty report shall be sent to Nittobo within sixty (60) days for the end of such semi-annual period. The running royalty shall be calculated and paid semi-annually (January - June, July - December) within sixty (60) days of the end of each semi-annual period. The formality and items to be contained in the royalty reports shall be agreed between Nittobo and GelTex.

4.4 Any withholding taxes imposed on Nittobo regarding payments from GelTex or its approved sublicensees to Nittobo shall be born by Nittobo, and GelTex or its approved sublicensees shall deduct such withholding tax from royalty payments otherwise due Nittobo and pay such withholding tax to the appropriate tax authorities and shall furnish Nittobo with appropriate evidence in order to enable Nittobo to claim exemption from or income credit for any tax so payable.

4.5 GelTex shall agree that any payments made hereunder shall be non-refundable, and termination of this Agreement shall not terminate GelTex's obligation to pay royalties on sales that may have accrued but have not yet been paid to Nittobo.

Article 5  CONFIDENTIALITY

5.1 The Know-How is and shall remain the property of Nittobo and GelTex shall maintain and shall have its approved sublicensees maintain in confidence the Know-How and shall not disclose it to any third party except to the party expressly permitted by Nittobo hereunder.

5.2 Notwithstanding the foregoing, GelTex may disclose the Know-How to officers and employees of GelTex and the approved sublicensees, who specifically need to know such Know-How in order to accomplish the manufacture of ****, and GelTex shall bear all responsibility and liability to have such officers and employees comply with the confidentiality obligations hereunder, whether or not such officers and



* Confidential Treatment Requested for information omitted and filed separately with the SEC.









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        employees continue to be officers or employees of GelTex or the approved sublicensees.

5.3 The obligation of confidence hereunder shall not extend to information which:

        (a) is already in GelTex's possession prior to receiving it from Nittobo;

        (b) is or subsequently becomes public domain through no fault of GelTex;

        (c) is acquired by GelTex from a third party owing no obligation of confidence to the disclosing party; or

        (d) is independently developed by GelTex without reliance upon the confidential information disclosed by Nittobo.

5.4 The obligation of confidence hereunder shall not prohibit the disclosure of any information that GelTex or its sublicensees are required to disclose by law or regulation, or the disclosure of any information that may be necessary in order for GelTex to satisfy its regulatory obligations.

5.5 The obligation of GelTex and its approved sublicensees hereunder shall survive termination of this Agreement.

Article 6  REPRESENTATIONS, ETC.

6.1 Nittobo does not warrant that the License Patents is valid and that **** manufactured by the License Patents and/or the Know-How does not infringe on the intellectual property rights owned by third parties.

6.2 Nittobo specifically invites GelTex's attention to the fact that since Nittobo is selling *** only as industrial chemicals for use as a reagent and flocculating agent, Nittobo cannot give any warranty as to **** suitability for medical or pharmaceutical use.

6.3     GelTex shall ******






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        ************




        Nittobo shall give GelTex prompt written notice of ********




6.4 In no event shall Nittobo be liable for any indirect, incidental, or consequential damage arising out of or pertaining to **** or any use thereof, including any alleged defect of ****, whether such claim for damages is allegedly based on a breach of warranty, negligence, product liability or otherwise.

6.5 GelTex shall, at its own expense, be responsible for (i) complying with all applicable laws and regulations that affect when and where **** may be used or imported, and (ii) obtaining all approvals, licenses, etc. that may be required under such laws or regulations.

Article 7  TERM AND TERMINATION

7.1 This Agreement shall become effective upon signing the Agreement by the duly authorized representatives of the parties and shall terminate

        (i) when the Licensed Patents expire in all countries in the Territory and all the Know-How loses its confidential status as identified in Article 5.3, or


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        (ii)    when GelTex and all its approved sublicensees cease production of **** for a period of twelve (12) consecutive months.

7.2 If either party fails to perform any material obligation and does not remedy any such failure within one (1) month of written notification of the default by the other party, the other party may forthwith terminate this Agreement.

7.3 Either party may terminate this Agreement immediately by giving written notice of termination in the event that the other party (a) becomes insolvent, files for bankruptcy or company reorganization, composition or any similar act; or (b) dissolves, ceases doing business, or changes its business substantially.

7.4 In the event of termination of this Agreement, other than in accordance with the provisions of Article 7.1(i), GelTex shall immediately cease use of the Know-How, nor thereafter utilize the Licensed Patents.

7.5 The provisions of this Article shall not limit any other additional remedies available to Nittobo or GelTex on termination of the Agreement.

Article 8  GENERAL PROVISIONS

8.1 A waiver by either party of any term or condition of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition of the future, or of any subsequent breach thereof. All rights, remedies, undertakings or obligations contained in this Agreement shall be cumulative and none of them shall be in limitation of any other right, remedy, undertaking or obligation of either party.

8.2 Neither this Agreement nor any of the rights or obligations provided herein may be assigned by either party without the express written consent of the other party. This Agreement and the rights and obligations hereunder shall, however, be binding upon and inure to the benefit of each party's successors and permitted assigns.




* Confidential Treatment requested for information omitted and filed
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8.3     If any part of this Agreement is found to be invalid or unenforceable, the remainder of the Agreement shall continue in full force and effect consistent with the intent of the parties.

8.4 This Agreement incorporates the parties' entire agreement and supersedes all prior understandings or agreements between the parties as to the subject matter hereof. This Agreement may only be modified, altered or amended by a writing of subsequent date signed by all parties.

8.5 This Agreement is to be governed by and construed according to the laws of Japan.

8.6 Any dispute between the parties concerning this Agreement or the performance of any obligation arising hereunder shall be resolved by binding arbitration in Tokyo, Japan, according to the rules of the Japan Commercial Arbitration Association. The decision of the arbitrator(s) shall be final, and the parties hereby waive any right to appeal or review of such decision.

        IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, or caused their duly authorized representatives to


                                     Nitto Boseki Co., Ltd.

                                     By: /s/ Atsuhiko Sagara
                                         ------------------------------------
                                         Atsuhiko Sagara
                                         Title: President



                                     GelTex Pharmaceuticals, Inc.

                                     By: /s/ Joseph E. Tyler
                                         ------------------------------------
                                         Joseph E. Tyler
                                         Title: Vice President, Manufacturing





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                                                                         Annex I

                            LIST OF LICENSED PATENTS

     -----------------------------------------------------------------------
          Country             Appln No.                     Reg. No.
                              Appln Date                    Reg. Date

     -----------------------------------------------------------------------


      *********************











* Confidential Treatment requested for information omitted and filed
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                                                                        Annex II

                              SPECIFICATION OF *****


************





* Confidential Treatment requested for information omitted and filed separately with the SEC.